                                                                        EX. 99.4


                               ABS NEW TRANSACTION




                             FREE WRITING PROSPECTUS




                          $[708,717,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-1









               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SPONSOR




                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR




                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR





                            LITTON LOAN SERVICING LP
                                    SERVICER





                                JANUARY 10, 2006

                                IMPORTANT NOTICES


The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


                          OWNIT 2006-1
Top Level Stats             All Loans     MH       2nds    1st lien Bal < 50k FICO < 500  1st lien FRM Purchase  1st lien FRM Refi
------------------------------------------------------------------------------------------------------------------------------------

Total Collateral           725,406,950          12,434,848       99,843                         22,828,448           47,587,177
Percent of Deal              100.00%              1.71%           0.01%                           3.15%                6.56%
Statistical Cut-Off Date    2006-01-01          2006-01-01      2006-01-01                      2006-01-01           2006-01-01

Averages by Group
------------------------------------------------------------------------------------------------------------------------------------
WALA                            2                   2               2                               1                    1
FICO                           668                 657             555                             665                  632
DTI                           43.76%              45.22%         37.75%                           43.25%               38.70%
LTV                           78.25%              99.47%         39.16%                           78.73%               70.25%
CLTV                          93.58%              99.47%         39.16%                           92.80%               73.12%
Coupon                        6.61%               10.12%          7.25%                           7.01%                7.02%
Balance                      228,259              49,541         49,922                          190,237              202,499

Pct by Group
------------------------------------------------------------------------------------------------------------------------------------
Prefunded                      N/A                 N/A             N/A                             N/A                  N/A
Delinquent at closing         0.00%               0.00%           0.00%                           0.00%                0.00%
Full Doc %                    81.09%              75.43%         100.00%                          91.93%               98.03%
Owner Occupied %              97.78%             100.00%         100.00%                          98.88%               99.56%
First Lien %                  98.29%              0.00%          100.00%                         100.00%              100.00%
Loans w/ MI                   0.00%               0.00%           0.00%                           0.00%                0.00%
Loans w/ Simult 2nds          74.46%              0.00%           0.00%                           69.91%               15.99%
First Time Borrowers           N/A                 N/A             N/A                             N/A                  N/A
Stated Docs w/ W2             15.42%              20.29%          0.00%                           8.07%                1.97%

Stats only for ARMs
------------------------------------------------------------------------------------------------------------------------------------
Max Rate                      12.49%              0.00%          13.25%                           0.00%                0.00%
Margin                        5.54%               0.00%           6.25%                           0.00%                0.00%
Initial Cap                   3.00%               0.00%           3.00%                           0.00%                0.00%
Periodic Cap                  1.00%               0.00%           1.00%                           0.00%                0.00%
Avg Reset Freq (mo)             25                  0              22                               0                    0

FICO
------------------------------------------------------------------------------------------------------------------------------------
< 500
500 - 549                     0.79%               0.00%           0.00%                           0.00%                3.63%
550 - 599                     7.39%               6.68%          100.00%                          11.30%               23.22%
600 - 649                     29.50%              47.93%          0.00%                           28.89%               36.97%
650 - 699                     36.20%              24.19%          0.00%                           35.19%               28.09%
700 - 749                     18.91%              14.04%          0.00%                           14.50%               5.84%
750 - 799                     6.92%               7.16%           0.00%                           10.12%               2.25%
800 +                         0.28%               0.00%           0.00%                           0.00%                0.00%
------------------------------------------------------------------------------------------------------------------------------------



Top Level Stats              ARM I/O Purchase   ARM I/O Refi   ARM Non I/O Puchase   ARM Non I/O Refi
-------------------------------------------------------------------------------------------------------

Total Collateral                412,254,294     108,345,075        81,172,940           40,784,168
Percent of Deal                   56.83%           14.94%            11.19%               5.62%
Statistical Cut-Off Date         2006-01-01      2006-01-01         2006-01-01          2006-01-01
-------------------------------------------------------------------------------------------------------
Averages by Group
WALA                                 3               2                  2                   2
FICO                                681             649                666                 637
DTI                               45.08%           43.09%            42.54%               40.47%
LTV                               78.96%           76.52%            79.42%               75.98%
CLTV                              98.45%           85.32%            96.91%               82.18%
Coupon                             6.36%           6.52%              6.86%               7.02%
Balance                           278,174         259,199            179,190             186,229

Pct by Group
-------------------------------------------------------------------------------------------------------
Prefunded                           N/A             N/A                N/A                 N/A
Delinquent at closing              0.00%           0.00%              0.00%               0.00%
Full Doc %                        78.09%           89.68%            71.67%               83.32%
Owner Occupied %                  98.32%           97.09%            96.19%               93.87%
First Lien %                      100.00%         100.00%            100.00%             100.00%
Loans w/ MI                        0.00%           0.00%              0.00%               0.00%
Loans w/ Simult 2nds              93.87%           45.05%            83.49%               31.87%
First Time Borrowers                N/A             N/A                N/A                 N/A
Stated Docs w/ W2                 17.38%           7.74%             24.49%               16.25%

Stats only for ARMs
-------------------------------------------------------------------------------------------------------
Max Rate                          12.36%           12.51%            12.85%               13.02%
Margin                             5.42%           5.57%              5.86%               6.03%
Initial Cap                        3.00%           3.00%              3.00%               3.00%
Periodic Cap                       1.00%           1.00%              1.00%               1.00%
Avg Reset Freq (mo)                 24               27                28                   29

FICO
-------------------------------------------------------------------------------------------------------
< 500
500 - 549                          0.30%           0.75%              1.60%               1.61%
550 - 599                          3.30%           9.47%             10.10%               17.38%
600 - 649                         23.23%           44.78%            26.53%               44.24%
650 - 699                         38.97%           33.76%            37.39%               26.03%
700 - 749                         25.53%           8.04%             14.32%               9.24%
750 - 799                          8.25%           3.20%              9.86%               1.15%
800 +                              0.41%           0.00%              0.20%               0.34%
-------------------------------------------------------------------------------------------------------



DTI
------------------------------------------------------------------------------------------------------------------------------------
<25                           6.14%               1.63%           0.00%                           10.29%               9.18%
25 - 29.99                    3.65%               2.79%          50.00%                           1.54%                8.47%
30 - 34.99                    6.05%               8.57%           0.00%                           6.11%                16.58%
35 - 39.99                    9.94%               7.53%           0.00%                           8.67%                16.40%
40 - 44.99                    17.84%              17.02%          0.00%                           15.43%               15.46%
45 - 49.99                    29.61%              34.43%         50.00%                           29.50%               21.02%
50 - 54.99                    23.20%              23.88%          0.00%                           25.28%               9.60%
55 - 59.99                    3.58%               4.16%           0.00%                           3.17%                3.29%
60 +
------------------------------------------------------------------------------------------------------------------------------------

LTV
------------------------------------------------------------------------------------------------------------------------------------
<=60                          2.98%               0.00%          100.00%                          3.06%                19.26%
60.01 - 65                    2.15%               0.00%           0.00%                           1.24%                13.63%
65.01 - 70                    3.22%               0.00%           0.00%                           1.18%                13.94%
70.01 - 75                    21.81%              0.00%           0.00%                           17.33%               11.17%
75.01 - 80                    60.43%              0.00%           0.00%                           69.74%               27.65%
80.01 - 85                    2.47%               0.16%           0.00%                           0.00%                4.67%
85.01 - 90                    3.30%               1.32%           0.00%                           3.85%                5.57%
90.01 - 95                    1.54%               6.39%           0.00%                           1.94%                3.85%
95.01 - 100                   2.11%               92.14%          0.00%                           1.65%                0.27%
> 100
------------------------------------------------------------------------------------------------------------------------------------

CLTV
------------------------------------------------------------------------------------------------------------------------------------
<=60                          2.98%               0.00%          100.00%                          3.06%                19.26%
60.01 - 65                    2.03%               0.00%           0.00%                           1.24%                13.63%
65.01 - 70                    2.98%               0.00%           0.00%                           1.18%                13.94%
70.01 - 75                    2.64%               0.00%           0.00%                           2.22%                8.93%
75.01 - 80                    5.78%               0.00%           0.00%                           14.94%               14.20%
80.01 - 85                    2.93%               0.16%           0.00%                           1.56%                4.84%
85.01 - 90                    5.72%               1.32%           0.00%                           7.37%                7.94%
90.01 - 95                    4.89%               6.39%           0.00%                           3.51%                5.49%
95.01 - 100                   69.93%              92.14%          0.00%                           64.91%               11.46%
> 100                         0.11%               0.00%           0.00%                           0.00%                0.30%
------------------------------------------------------------------------------------------------------------------------------------

Product
------------------------------------------------------------------------------------------------------------------------------------
< 2 yr Fixed Term
2 yr fixed hybrid             71.43%              0.00%          100.00%                          0.00%                0.00%
3 yr fixed hybrid             12.46%              0.00%           0.00%                           0.00%                0.00%
5 yr or longer hybrid         4.69%               0.00%           0.00%                           0.00%                0.00%
Fixed Rate                    11.42%             100.00%          0.00%                          100.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------

I/O Term
------------------------------------------------------------------------------------------------------------------------------------
No IO Term                    25.99%             100.00%         100.00%                          70.61%               79.83%
2 yr                          0.10%               0.00%           0.00%                           0.00%                0.00%
3 yr                          0.00%               0.00%           0.00%                           0.00%                0.00%
5 yr                          71.71%              0.00%           0.00%                           0.56%                0.36%
> 5 yr                        2.21%               0.00%           0.00%                           28.83%               19.81%
------------------------------------------------------------------------------------------------------------------------------------

DTI
----------------------------------------------------------------------------------------------------
<25                             4.77%           7.73%              8.10%               7.33%
25 - 29.99                      2.38%           4.73%              4.35%               8.12%
30 - 34.99                      3.92%           5.81%              7.74%               11.67%
35 - 39.99                      8.16%           10.22%            12.74%               15.48%
40 - 44.99                     17.55%           18.81%            20.35%               17.59%
45 - 49.99                     33.65%           24.17%            23.20%               24.59%
50 - 54.99                     26.06%           24.51%            18.52%               14.55%
55 - 59.99                      3.51%           4.01%              5.01%               0.68%
60 +
----------------------------------------------------------------------------------------------------

LTV
----------------------------------------------------------------------------------------------------
<=60                            0.26%           6.03%              0.52%               9.14%
60.01 - 65                      0.33%           5.30%              0.00%               4.16%
65.01 - 70                      0.37%           8.16%              2.31%               10.26%
70.01 - 75                     23.09%           22.58%            24.86%               22.30%
75.01 - 80                     72.95%           40.76%            62.01%               34.41%
80.01 - 85                      0.58%           7.68%              2.23%               7.63%
85.01 - 90                      1.77%           5.76%              4.89%               6.70%
90.01 - 95                      0.47%           3.14%              1.66%               3.55%
95.01 - 100                     0.17%           0.60%              1.52%               1.85%
> 100
----------------------------------------------------------------------------------------------------

CLTV
----------------------------------------------------------------------------------------------------
<=60                            0.26%           6.03%              0.52%               9.14%
60.01 - 65                      0.12%           5.30%              0.00%               4.16%
65.01 - 70                      0.23%           7.31%              2.31%               9.64%
70.01 - 75                      0.19%           7.43%              0.98%               11.69%
75.01 - 80                      2.62%           12.02%             2.89%               13.77%
80.01 - 85                      1.02%           8.47%              2.41%               7.95%
85.01 - 90                      3.60%           9.79%              6.68%               12.30%
90.01 - 95                      3.70%           9.82%              3.48%               6.27%
95.01 - 100                    88.12%           33.82%            80.60%               25.07%
> 100                           0.13%           0.00%              0.13%               0.00%
----------------------------------------------------------------------------------------------------

Product
----------------------------------------------------------------------------------------------------
< 2 yr Fixed Term
2 yr fixed hybrid              86.48%           76.09%            63.18%               68.43%
3 yr fixed hybrid              10.01%           14.50%            30.85%               20.62%
5 yr or longer hybrid           3.51%           9.41%              5.97%               10.96%
Fixed Rate                      0.00%           0.00%              0.00%               0.00%
----------------------------------------------------------------------------------------------------

I/O Term
----------------------------------------------------------------------------------------------------
No IO Term                      0.00%           0.00%             100.00%             100.00%
2 yr                            0.17%           0.00%              0.00%               0.00%
3 yr                            0.00%           0.00%              0.00%               0.00%
5 yr                           99.83%          100.00%             0.00%               0.00%
> 5 yr                          0.00%           0.00%              0.00%               0.00%
----------------------------------------------------------------------------------------------------


Loan Balance
------------------------------------------------------------------------------------------------------------------------------------
< 50,000                      0.79%               45.40%         100.00%                          0.00%                0.00%
50,000 - 74,999               0.86%               26.20%          0.00%                           1.13%                1.35%
75,000 - 99,999               1.81%               10.33%          0.00%                           3.93%                3.43%
100,000 - 199,999             25.10%              16.06%          0.00%                           40.31%               38.62%
200,000 - 499,999             59.87%              2.01%           0.00%                           48.69%               49.33%
500,000 - 999,999             11.57%              0.00%           0.00%                           5.93%                7.27%
1,000,000 -
------------------------------------------------------------------------------------------------------------------------------------

Amortization Term
------------------------------------------------------------------------------------------------------------------------------------
< 15 years                    0.00%               0.00%           0.00%                           0.00%                0.00%
15 yr                         0.13%               0.00%           0.00%                           0.22%                1.91%
20 yr                         0.03%               0.29%           0.00%                           0.00%                0.44%
30 yr                         96.41%              99.71%         100.00%                          89.23%               92.03%
40 yr                         3.42%               0.00%           0.00%                           10.54%               5.62%
------------------------------------------------------------------------------------------------------------------------------------

Maturity Term
------------------------------------------------------------------------------------------------------------------------------------
< 15 years                    0.00%               0.00%           0.00%                           0.00%                0.00%
15 yr                         0.55%               24.17%          0.00%                           0.22%                1.91%
20 yr                         0.03%               0.29%           0.00%                           0.00%                0.44%
30 yr                         99.42%              75.54%         100.00%                          99.78%               97.65%
40 yr                         0.00%               0.00%           0.00%                           0.00%                0.00%
------------------------------------------------------------------------------------------------------------------------------------

Property Type
------------------------------------------------------------------------------------------------------------------------------------
Single Family                 74.40%              68.13%         50.00%                           74.83%               85.31%
PUD                           17.04%              17.21%          0.00%                           16.68%               12.75%
Multi Family                  1.81%               1.23%           0.00%                           0.00%                0.53%
Condo, Townhouse              6.75%               13.43%         50.00%                           8.48%                1.41%
MH                            0.00%               0.00%           0.00%                           0.00%                0.00%
------------------------------------------------------------------------------------------------------------------------------------

Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
Purchase                      72.60%              83.37%         50.00%                          100.00%               0.00%
Cash Out Refi                 24.58%              11.00%         50.00%                           0.00%                86.17%
Non Cash Out Refi             2.82%               5.64%           0.00%                           0.00%                13.83%
------------------------------------------------------------------------------------------------------------------------------------

Loan Balance
---------------------------------------------------------------------------------------------------
< 50,000                       0.00%           0.00%              0.06%               0.12%
50,000 - 74,999                0.14%           0.06%              1.23%               1.06%
75,000 - 99,999                0.69%           1.14%              4.76%               3.29%
100,000 - 199,999             17.64%           23.09%            44.66%               45.45%
200,000 - 499,999             67.04%           61.43%            46.85%               45.32%
500,000 - 999,999             14.49%           14.28%             2.44%               4.76%
1,000,000 -
---------------------------------------------------------------------------------------------------

Amortization Term
---------------------------------------------------------------------------------------------------
< 15 years                     0.00%           0.00%              0.00%               0.00%
15 yr                          0.00%           0.00%              0.00%               0.00%
20 yr                          0.00%           0.00%              0.00%               0.00%
30 yr                         100.00%         100.00%            79.53%               92.38%
40 yr                          0.00%           0.00%             20.47%               7.62%
---------------------------------------------------------------------------------------------------

Maturity Term
---------------------------------------------------------------------------------------------------
< 15 years                     0.00%           0.00%              0.00%               0.00%
15 yr                          0.00%           0.00%              0.00%               0.00%
20 yr                          0.00%           0.00%              0.00%               0.00%
30 yr                         100.00%         100.00%            100.00%             100.00%
40 yr                          0.00%           0.00%              0.00%               0.00%
---------------------------------------------------------------------------------------------------

Property Type
---------------------------------------------------------------------------------------------------
Single Family                 71.24%           85.64%            67.47%               79.21%
PUD                           18.16%           10.66%            24.30%               13.30%
Multi Family                   2.01%           1.15%              0.69%               6.41%
Condo, Townhouse               8.59%           2.55%              7.53%               1.08%
MH                             0.00%           0.00%              0.00%               0.00%
---------------------------------------------------------------------------------------------------

Loan Purpose
---------------------------------------------------------------------------------------------------
Purchase                      100.00%          0.00%             100.00%              0.00%
Cash Out Refi                  0.00%           91.79%             0.00%               89.43%
Non Cash Out Refi              0.00%           8.21%              0.00%               10.57%
---------------------------------------------------------------------------------------------------


Geographic Distribution
------------------------------------------------------------------------------------------------------------------------------------
Alabama
Alaska
Arizona                       3.37%               1.81%           0.00%                           2.31%                5.19%
Arkansas                      0.17%               0.00%           0.00%                           0.00%                0.60%
California-Northern           24.62%              21.21%          0.00%                           11.91%               16.45%
California-Southern           34.41%              27.24%          0.00%                           17.40%               27.27%
Colorado                      7.10%               7.55%           0.00%                           8.65%                9.01%
Connecticut
Delaware
District of Columbia
Florida                       4.41%               3.27%           0.00%                           7.64%                9.25%
Georgia                       1.60%               4.68%           0.00%                           1.52%                1.11%
Hawaii
Idaho                         1.69%               2.54%           0.00%                           5.63%                0.38%
Illinois                      0.15%               0.00%           0.00%                           0.00%                0.11%
Indiana                       0.01%               0.00%           0.00%                           0.00%                0.00%
Iowa                          0.09%               0.26%           0.00%                           0.34%                0.21%
Kansas                        0.74%               0.29%           0.00%                           0.00%                0.31%
Kentucky                      0.35%               0.39%           0.00%                           0.54%                0.24%
Louisiana
Maine
Maryland                      0.18%               0.00%           0.00%                           1.26%                0.70%
Massachusetts
Michigan                      1.79%               1.01%           0.00%                           2.66%                3.49%
Minnesota                     1.10%               1.68%           0.00%                           0.00%                1.46%
Mississippi                   0.05%               0.00%           0.00%                           0.00%                0.00%
Missouri                      0.82%               0.99%           0.00%                           0.44%                0.35%
Montana                       0.02%               0.00%           0.00%                           0.00%                0.00%
Nebraska                      0.20%               0.18%           0.00%                           0.46%                0.00%
Nevada                        2.51%               2.82%           0.00%                           4.46%                2.45%
New Hampshire
New Jersey                    0.08%               0.00%           0.00%                           0.00%                0.79%
New Mexico
New York
North Carolina                0.31%               0.43%           0.00%                           0.56%                0.32%
North Dakota
Ohio                          1.64%               6.86%          50.00%                           5.42%                3.76%
Oklahoma                      0.03%               0.00%           0.00%                           0.69%                0.11%
Oregon                        3.51%               6.18%           0.00%                           9.66%                8.43%
Pennsylvania                  0.02%               0.00%           0.00%                           0.00%                0.00%
Rhode Island
South Carolina                0.07%               0.19%           0.00%                           0.00%                0.23%
South Dakota
Tennessee                     0.80%               1.65%           0.00%                           3.85%                0.73%
Texas
Utah                          1.97%               1.08%           0.00%                           3.59%                1.66%
Vermont
Virginia
Washington                    5.83%               6.71%          50.00%                           11.03%               5.37%
West Virginia
Wisconsin                     0.35%               0.97%           0.00%                           0.00%                0.00%
Wyoming                       0.03%               0.00%           0.00%                           0.00%                0.00%
Unknown or Other
------------------------------------------------------------------------------------------------------------------------------------

Geographic Distribution
-----------------------------------------------------------------------------------------------
Alabama
Alaska
Arizona                            2.67%           2.72%              5.59%               6.68%
Arkansas                           0.06%           0.00%              0.57%               0.50%
California-Northern               30.80%           25.94%             8.53%               8.36%
California-Southern               39.28%           40.10%            17.65%              23.42%
Colorado                           6.36%           8.08%              8.31%               6.28%
Connecticut
Delaware
District of Columbia
Florida                            2.85%           2.51%             10.41%               6.19%
Georgia                            0.75%           2.59%              3.47%               3.52%
Hawaii
Idaho                              0.78%           2.12%              4.42%               3.43%
Illinois                           0.10%           0.21%              0.00%               0.96%
Indiana                            0.00%           0.00%              0.00%               0.24%
Iowa                               0.00%           0.00%              0.25%               0.66%
Kansas                             0.21%           0.87%              2.74%               2.77%
Kentucky                           0.16%           0.31%              1.23%               0.70%
Louisiana
Maine
Maryland                           0.11%           0.00%              0.00%               0.55%
Massachusetts
Michigan                           0.88%           2.40%              3.00%               4.68%
Minnesota                          1.10%           1.65%              0.90%               0.00%
Mississippi                        0.06%           0.00%              0.12%               0.00%
Missouri                           0.34%           0.99%              2.26%               3.09%
Montana                            0.00%           0.00%              0.00%               0.35%
Nebraska                           0.09%           0.16%              0.55%               0.81%
Nevada                             2.31%           1.78%              3.22%               3.85%
New Hampshire
New Jersey                         0.00%           0.00%              0.00%               0.44%
New Mexico
New York
North Carolina                     0.21%           0.00%              1.27%               0.00%
North Dakota
Ohio                               0.74%           1.43%              1.95%               4.52%
Oklahoma                           0.00%           0.00%              0.00%               0.00%
Oregon                             2.51%           1.38%              6.38%               3.66%
Pennsylvania                       0.00%           0.00%              0.14%               0.00%
Rhode Island
South Carolina                     0.00%           0.00%              0.31%               0.24%
South Dakota
Tennessee                          0.37%           0.00%              2.71%               1.68%
Texas
Utah                               1.42%           2.20%              4.19%               2.11%
Vermont
Virginia
Washington                         5.68%           2.57%              8.98%               7.16%
West Virginia
Wisconsin                          0.14%           0.00%              0.69%               3.14%
Wyoming                            0.02%           0.00%              0.14%               0.00%
Unknown or Other
-----------------------------------------------------------------------------------------------